Rowan Companies, Inc.

Investor Presentation

December, 2010






Forward-Looking Statements

This report contains forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, statements as to the expectations, beliefs and future expected financial performance of the Company that are based on current expectations and are subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected by the Company. Among the factors that could cause actual results to differ materially are the following: oil, natural gas and other commodity prices; the level of offshore expenditures by energy companies; energy demand; the general economy, including inflation; weather conditions in the Company's principal operating areas; and environmental and other laws and regulations. Other relevant factors have been disclosed in the Company's filings with the U. S. Securities and Exchange Commission.

Offshore Drilling





Land Drilling


Offshore Products
Mining Products
Drilling Systems
Steel Products

Manufacturing

Offshore Drilling Is Rowan's Dominant Segment



Revenue
USD MM
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
55%
34%
11%
59%
31%
10%
56%
34%
10%
2008
2009
2010E
EBITDA
USD MM
$800
$600
$400
$200
$0
79%
10% 11%
87%
6% 7%
86%
6% 8%
2008
2009
2010E
Land
Manufacturing
Offshore

Company Highlights

Leading Global, High-spec Jack-up Company

- Will own over 42% of global high-spec jack-up fleet
- Focused on customers with deep, difficult wells
- One of the youngest fleets in the world
- Achieve premium day rates and utilization
- Geographically diversified

Strategically Focused On Offshore Drilling

- Seek to expand into deepwater and/or consolidate high-end jack-ups
- Separate land drilling and manufacturing at the appropriate time

Conservative Financial Profile With Strong Balance Sheet

- Investment grade rating with strong liquidity
- Focused on cost control and capital spending discipline
- Financing commitments in place for SKDP debt retirements and remaining capex for new rig construction

Rowan's Jack-Up Fleet Focuses On Demanding Drilling

- 26 jack-up rigs operating worldwide capable of drilling up to 35,000 feet in up to 550 feet of water
  - 14 High-Spec cantilever jack-up rigs, 9 premium jack-ups, and 3 commodity jack-up rigs with skid-base capability
  - 5 additional high-spec rigs under construction


North Sea: 4*
Canada: 1
Egypt: 1
US GOM: 8
Middle East: 10
Mexico: 1
Trinidad: 1

* Rowan Viking completed construction in October 2010 and departed the shipyard in November 2010 for the UK sector of the North Sea.

N-Class Rigs Fit Rowan's Strategy

- Acquired 3 High-Spec* Norway capable rigs below replacement cost

Rowan Viking


1
Committed

Delivered October 2010

Rowan Stavanger


2
Committed

Delivery January 2011

Rowan Norway


3
Committed

Delivery June 2011

- Increases our market leading position in large jack-ups
- Enhances our geographical diversification and solidifies our presence in the Norwegian market
- Expected to be accretive in 2011, with attractive return on capital

* High-Spec rigs are defined as jack-ups with 2 million pound hook-load capacity or greater

N-Class Harsh Environment Jack-ups

Hook-Load Capacity

Automated Pipe Handling

Production Modules

Can support combined facilities

Cantilever Reach

Extended reach and transverse skidding to Drill Floor to cover 75X66 feet drilling envelope

Accommodations

Mud Pump Horsepower

Leg Length

Capable of drilling up to 35,000 feet in Harsh Environment North Sea and Eastern Canada in up to 400-500 feet water depth

Conventional Drilling and Production


2.2MM lb
75 ft.
3/2200 HP
120 People
568 ft.

Contracts Can Meet or Exceed Hurdle Day Rates

($ thousands)	Norway	UK	Middle East
Daily Cost	Mid $120s	Mid $60s	Low $50s
Effective Tax Rate	2%	3%	8%
Required Day Rate for 12% IRR	High $300s	High $240s	Low $240s

Other assumptions include $455 million total rig cost, 40-year service life, $5 million annual capex and 95% utilization.

Rowan Viking

Received a LOI from an unnamed North Sea operator for 19 months of work in the low $200s per day

Rowan Stavanger

Received a LOI from an unnamed North Sea operator; terms confidential

Rowan Norway

Received a LOI from Xcite Energy for ~240 days of work in the UK North Sea in the low $250s per day

Global Opportunities For N-Class Rigs

- Identifying increased demand on the Norwegian Continental Shelf
  - Production declines and increasing number of marginal fields
  - Strong exploration incentives from Norwegian Tax Laws
  - Strong growth in numbers of new operators and licensees
  - Re-development of previously abandoned fields
  - Development of small satellite fields
- Operators are anxious to see increased competition and a high grading of equipment in the area
- Long-term contract opportunities elsewhere



North Sea: Norway / UK
Canada
Saudi Arabia: Gas Wells
Sakhalin
Vietnam Thailand Malaysia
Mexico
Australia
Argentina
New Zealand
Historical HP/HT Area
Potential HP/HT Area

Worldwide JU Utilization=70% (76% Excluding U.S. GOM)



North Sea
77%
30 9
Mediterranean
71%
17 7
Middle East
75%
88 30
US GOM
41%
33 47
Southeast Asia
75%
42 14
Mexico
79%
23 6
C&S America
71%
12 5
Indian Ocean
94%
33 2
West Africa
66%
19 10
Australia
100%
1 0
Contracted
Not Contracted

Increasing Demand For High-End Jack-ups (>=350' WD)



344 Jack-Ups
330 Jack-Ups
Number of Rigs Contracted
350
300
250
200
150
100
50
0
-29%
+190%
2000
Current
High-End Jack-ups
All Other Jack-ups

Utilization Currently At 85% For Highest Capability JUs

	# of Rigs	Utilization	% of Global Jack-Up Fleet
350 ft. IC+	133	85%	28%
300 ft. IC	129	70%	27%
<= 250 ft. IC	124	72%	27%
IS	24	63%	5%
MC + MS	62	37%	13%
Total	**472**	**70%**	**100%**
High-Spec	29	93%	6%

Day Rates Significantly Higher For More Capable JUs



Average Fixtures
$180,000
$160,000
$140,000
$120,000
$100,000
$80,000
$60,000
$40,000
$20,000
$0
MC+MS
IS
<=250 ft IC
300 ft IC
350 ft IC+
High-Spec

Fixture day rates: The rates agreed upon over the last six months (contract may not have commenced)

Operator's Drilling Specifications More Stringent

Rig Specifications	Year 2000	Year 2005	Year 2010
Rigs Class Example	116-C	Tarzan	N-Class/Super Gorilla
Cantilever Reach	N/A	60 ft.	70+ ft.
Drilling Depth	<20,000 ft.	25-30,000 ft.	35,000 ft.
Hook-Load	1.25M	2M	2-2.5M
Mud Pit Volumes	N/A	4000 bbls.	4000-5000 bbls.
No. Mud Pumps	2	3	3
Pressure	5000 psi	7500 psi	7500 psi
Quarters	78 people	108-120 people	110-130 people

Relevant JU Supply Is Lower Than Apparent Supply

- 77 rigs are cold stacked / out of service
- Of 58 newbuilds, 29 may be cancelled or not enter competitive markets
- Only 17 newbuilds are high-spec, and 5 are Rowan rigs



Rigs
550
500
450
400
350
300
472
38
39
52
343
58
4
20
5
372
Current Fleet
Cold Stacked MC/MS/IS
Cold Stacked IC
Current China/Iran Fleet
Relevant Current Fleet
Newbuilds
Newbuild NOC
Cancellation Candidates
Newbuilds Going To China/Iran
Relevant Supply

Source: ODS-Petrodata, Company estimates

Rowan's Jack-up Fleet Is Young Compared To Peers

Rig additions will reduce Rowan's average fleet age to 16 years.


Jack-up Fleet Average Age
Years
35
30
25
20
15
10
5
0
18
24
27
28
30
32
Rowan 26 JUs
Ensco 41 JUs
Transocean 65 JUs
Noble 39 JUs
Diamond 13 JUs
Pride 7 JUs

High-Spec Jack-ups Offer Expanded Capabilities



607 ft
2.5MM lb
4/2200 HP
100 ft

Rowan Super Gorilla VI

Leg Length

Longer legs provide the ability to drill in deeper water

Hook-Load Capacity

Higher hook-load capacity facilitates drilling deeper wells with heavier casing programs

Mud Pump Horsepower

Higher hydraulic horsepower improves drilling penetration rate and efficiency

Cantilever Reach

Longer reach allows greater access to hard to reach well bays on existing platforms

Rowan Will Own 42% Of The Global High-Spec Fleet

Including 3 New N-Class Jack-ups


530 Total Jack-ups
By 2012
45 High-Spec Jack-ups
By 2012
58%
26 Other
42%
19 Rowan
Jack-ups
8% (45 High-Spec Jack-ups)

Rowan Is The Market Leader In High-Spec Jack-ups

45 High-Spec Jack-ups By Year-End 2012



Number of Rigs
20
18
16
14
12
10
8
6
4
2
0
Rowan
Seadrill
Aban
Noble
Maersk
COSL
ENSCO
Drilling &...
Prospector
Diamond
SinoTharwa
Swecomex

High-Spec Jack-up Utilization Above 90%



100
90
80
70
60
50
% Utilization
Jan 2008
Apr 2008
Jul 2008
Oct 2008
Jan 2009
Apr 2009
Jul 2009
Oct 2009
Jan 2010
Apr 2010
Jul 2010
Oct 2010
300'IC
350'IC
High Spec

Rowan Earns Premium Day Rates


Current Day Rates
$140,000
$120,000
$100,000
$80,000
$60,000
$40,000
$20,000
$0
RDC
PDE
RIG
ESV
NE
DO

Rowan's Geographical Diversification Continues


Year End 2003
24 Total Rigs
North Sea
Canada
1
1
Gulf of Mexico
22
Today
26 Total Rigs
Egypt
Mexico
Trinidad
1
1
1
8
Gulf of Mexico
Middle East
10
1
4
North Sea
Canada
One of these rigs to depart for the Middle East in January 2011

Rowan's Backlog Is Mostly International



Mexico
Egypt
2%
2%
North Sea
17%
Gulf of Mexico
16%
Trinidad
9%
11%
Land
42%
Middle East

- $1.6 billion in contract drilling backlog as of 9/30/2010
- Over $1 billion added during 2010

International Tender And Inquiry Activity For Rowan Rigs

North Sea, Middle East and Southeast Asia Driving Rig Demand


North Sea
23 Rigs
Mediterranea
4 Rigs
Middle East
19 Rigs
Southeast Asia
17 Rigs
C&S America
8 Rigs
India
5 Rigs
West Africa
1 Rig
Australia
2 Rig

Rowan Has 5 High-Spec Jack-Ups Under Construction

Rowan Stavanger (SKDP #2)
Delivery Jan 2011

Rowan EXL #4
Delivery Jan 2012


Committed
1
ROWAN
R
COMPANIES, INC
Committed
2
5
Committed
3
Committed
4

Rowan EXL #3
Delivery Jan 2011

Joe Douglas
(240C#3)
Delivery Sept 2011

Rowan Norway (SKDP #3)
Delivery Jun 2011

Rowan Newbuild CAPEX Mostly Complete After 2011



USD MM
$600
$500
$400
$300
$200
$100
$0
2010
2011
2012
EXL
240C
SKDP *

* SKDP amount for 2010 and 2011 is net of cash acquired.

Substantial Liquidity, Investment Grade Credit Rating

	Actual 9/30/2010	Projected 12/31/2010	Projected 12/31/2011
Cash	$ 1,111	$150 - $200	$350 - $400
Credit Facility*	600	600	250
Total Liquidity	$ 1,711	$750 - $800	$600 - $650
Total Debt	$ 1,684	$1,175 - $1,200	$1,475 - $1,500
Total Debt-to-Cap	31.4%	24% - 25%	27% - 28%
Net Debt-to-Cap	13.5%	21% - 23%	21% - 23%
Total Debt-to-LTM EBITDA	2.7x	1.9x - 2.0x	2.2x - 2.4x
Net Debt-to-LTM EBITDA	.9x	1.6x - 1.8x	1.6x - 1.9x

Ratings: (Moody's / S&P) Baa3 / BBB-

* Credit facility line includes $350 of undrawn term loan in 2010

Progress on Income Tax Cost

- Effective Tax Rates

2008	2009	2010	2011
34.6%	31.7% (normalized)	26% (estimated)	Low 20s %

- Through 2007, all rigs owned in US
- Since 2008, each new rig owned outside US
- Opportunities for further reductions
  - Departures from GOM - *EXL-II* in 2010 and *Ralph Coffman* in 2011
  - Outbounded three US rigs in 2010 - *Gorilla VII, Gorilla V, and Rowan California*
  - *N-Class* rigs should achieve low single digits tax rate

Rowan Land Rigs Suited For Current Requirements

- 28 marketed Rowan rigs 96% contracted at an average day rate of $20,000
  - Texas (16 rigs), Louisiana (8 rigs), Alaska (1 rig), Oklahoma (2 rig), Alabama (1 rig)
- Ideally suited for horizontal drilling
  - 25 of our land rigs are 2,000 HP or greater
  - 18 are AC drive


Deep
Bossier Gas
Play: 5 rigs
Haynesville
Shale Play:
10 rigs

* Source: The Land Rig Newsletter April 2010, Volume 32, Number 4

LeTourneau Technologies, Inc.


LINCS

Mining Products Leads Large Front Loader Market

- More sizes and bigger payloads than any other supplier
- Strong global demand
- Expect to ship 26 loaders in 2010, up from 14 in 2009
- Profitable aftermarket business



Offshore Products Supplies Jack-up Kits And Designs







- Ability to supply LeTourneau jack-up designs and high margin kits (legs, elevating systems, cantilevers, cranes) to emerging countries seeking to establish jack-up shipyards
  - Four Rig Designs - *Tarzan, Super 116-E, Workhorse 240-C* and *Super Gorilla*
  - 10 rig kits being built today around the world
- Nearly 30% of the worldwide jack-up fleet are LeTourneau designs

Drilling Systems Offers Range of Innovative Products



Top Drives



Traveling Blocks



Mud Pumps



Drawworks



Replacement Parts & Service

- Innovative designs – direct drive top drives, balanced crank shaft mud pumps
- Growing aftermarket business

LeTourneau Supported By External Backlog

2010 Outlook

- Revenues expected to be up slightly
- Margins improving
- Expect to ship 26 loaders in 2010, up from 14 in 2009
- Land rig package inquiries up
- Jack-up kit inquiries up
- Pursuing a few new jack-up kits and working off backlog for three kits

$267 MM in Backlog (9/30/10)


Steel Products 2%
Offshore Products
14%
Drilling Systems
61%
23%
Mining & Forestry Products

Summary

Leading Global, High-spec Jack-up Company

- Will own over 42% of global high-spec jack-up fleet
- Focused on customers with deep, difficult wells
- One of the youngest fleets in the world
- Achieve premium day rates and utilization
- Geographically diversified

Strategically Focused On Offshore Drilling

- Seek to expand into deepwater and/or consolidate high-end jack-ups
- Separate land drilling and manufacturing at the appropriate time

Conservative Financial Profile With Strong Balance Sheet

- Investment grade rating with strong liquidity
- Focused on cost control and capital spending discipline
- Financing commitments in place for SKDP debt retirements and remaining capex for new rig construction

Rowan Companies, Inc.

2800 Post Oak Blvd.
Suite 5450
Houston, TX 77056
713.621.7800
www.rowancompanies.com

Investor Contact:

Suzanne M. McLeod
Director, Investor Relations
smcleod@rowancompanies.com




